EX-35.2
(logo) MIDLAND    (logo) PNC
       LOAN              REAL ESTATE
       SERVICES


ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, Steven W. Smith, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on
Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1. A review of the Servicer's activities during the calendar year 2013 (the "Reporting Period") and of its performance under the Agreement has been made under the undersigned officer's supervision; and
2. To the best of the undersigned officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.


Dated: March 1, 2014

PNC Bank, National Association
d/b/a Midland Loan Services

/s/ Steven W. Smith
Steven W. Smith
Executive Vice President


Member of The PNC Financial Services Group
10851 Mastin Boulevard  Overland Park, Kansas 66210
800-327-8083
www.pnc.com/midland


(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Trustee                             Banc of America Commercial Mortgage Inc.                 Series 2007-5         Primary Servicer
Trustee                             Banc of America Commercial Mortgage Inc.                 Series 2007-4         Primary Servicer
  Sawgrass Mills whole loan
Trustee                             Banc of America Commercial Mortgage Inc.                 Series 2007-3         Primary Servicer
Trustee                             Banc of America Commercial Mortgage Inc.                 Series 2007-2         Primary Servicer
Certificate Administrator           Bank of America Merrill Lynch Commercial Mortgage Inc.   Series 2013-C11       Special Servicer
  Master and Special Servicer of the Southdale Center loan under the MSBAM 2013-C10 PSA
  Special Servicer of the Marriott Chicago Hotel River North loan under the MSBAML 2013-C12 PSA
Trustee                             Bank of America Merril Lynch Large Loan                  Series 2012-OSI       Special Servicer
Trustee                             Bear Stearns Commercial Mortgage Securities Inc.         Series 2005-AFR       Master and
                                                                                                                   Special Servicer
Trustee                             Boca Hotel Portfolio Trust                               Series 2013-BOCA      Special Servicer
Trustee                             Boca Hotel Portfolio Trust                               Series 2013-BOCA      Master Servicer
Trustee                             Citigroup Commercial Mortgage Trust                      Series 2008-C7        Master Servicer
Back-up Servicer and Reporting      Claregold Trust                                          Series 2007-2         Master Servicer
Back-up Servicer and Reporting      Column Canada Issuer Corporation                         Series 2006-WEM       Master and
                                                                                                                   Special Servicer
Trustee                             Credit Suisse Commercial Mortgage Trust                  Series 2008-C1        Special Servicer
Trustee                             Credit Suisse Commercial Mortgage Trust                  Series 2007-C2        Primary Servicer
  599 Lexington whole loan only
Trustee                             Credit Suisse Commercial Mortgage Trust                  Series 2006-C3        Master Servicer
Trustee                             CRF Affordable Housing No. 2, LLC                        Series 2004           Master and
                                                                                                                   Special Servicer
Grantor Trust Trustee               CWCapital Cobalt I                                                             Master Servicer
Trustee                             CWCapital Cobalt II                                                            Master Servicer
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                DBUBS 2011-LC3        Special Servicer
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                DBUBS 2011-LC1        Special Servicer
Trustee                             Deutsche Mortgage & Asset Receiving Corp.                COMM 2013-LC6         Master Servicer
  Master and Special Servicer of the Harmon Corner loan under the COMM 2012-CCRE5 PSA



(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Trustee                             Deutsche Mortgage & Asset Receiving Corp.                COMM 2013-CCRE7       Master Servicer
  Master Servicer of the Moffitt Towers loan under the COMM 2013-LC6 PSA
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2013-CCRE12      Primary Servicer
  Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA
Non-Lead Certificate Admin          Deutsche Mortgage & Asset Receiving Corp.                COMM 2013-CCRE11      Master Servicer
  Primary Servicer of the Miracle Mile Loan under the COMM 2013-CCRE12 PSA
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2012-FL2         Special Servicer
Trustee                             Deutsche Mortgage & Asset Receiving Corp.                COMM 2012-CCRE5       Master and
                                                                                                                   Special Servicer
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2012-CCRE4       Special Servicer
  Special Servicer of the Emerald Square Mall loan under the COMM 2012-CCRE PSA
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2012-CCRE2       Special Servicer
  Special Servicer on the 260 and 261 Madison Avenue loan under the COMM 2012-CCRE3 PSA
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2012-CCRE1       Special Servicer
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2011-FL1         Special Servicer
Certificate Administrator           Deutsche Mortgage & Asset Receiving Corp.                COMM 2010-1           Special Servicer
Trustee                             Deutsche Mortgage & Asset Receiving Corp.                COMM 2006-C8          Master Servicer
Trustee                             Deutsche Mortgage & Asset Receiving Corp.                COMM 2006-C7          Master Servicer
Trustee                             Extended Stay America Trust                              Series 2013-ESH       Master and
                                                                                                                   Special Servicer
Certificate Administrator           Federal Deposit Insurance Corporation                    Series 2011-C1        Master Servicer
Trustee                             GE Commercial Mortgage Corporation                       Series 2007-C1        Primary Servicer
  Mall of America whole loan only
Certificate Administrator           GS Mortgage Securities Corporation II                    Series 2012-GCJ7      Special Servicer
Certificate Administrator           GS Mortgage Securities Corporation II                    Series 2010-C2        Special Servicer
Certificate Administrator           Hilton USA Trust                                         Series 2013-HLT       Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Instituational Mortgage Securities Canada Inc.           Series 2012-2         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Institutional Mortgage Securities Canada Inc.            Series 2013-4         Master Servicer
Back-up Servicer and Reporting      Institutional Mortgage Securities Canada Inc.            Series 2013-3         Master and
                                                                                                                   Special Servicer



(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Back-up Servicer and Reporting      Institutional Mortgage Securities Canada Inc.            Series 2011-1         Master and
                                                                                                                   Special Servicer
Certificate Administrator           Invitation Homes                                         Series 2013-SFR1      Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-INN       Master and
                                                                                                                   Special Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-LC11      Master Servicer
  Master Servicer of the Legacy Place loan under the JPM 2013-C12 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-JWRZ      Master and
                                                                                                                   Special Servicer
Certificate Administrator           JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C17       Master Servicer
  Master Servicer on the Aire Whole loan under the JPM 2013-C16 PSA
Certificate Administrator           JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C16       Special Servicer
Certificate Administrator           JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C15       Subservicer
  Master Servicer of the Miracle Mile Loan under the COMM 2013-CCRE11 PSA
  Primary Servicer of the Miracle Mile Loan under the COMM 2013-CCRE12 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C14       Master and
                                                                                                                   Special Servicer
  Master Servicer of the 589 Fifth Avenue loan under the JP Morgan 2013-C13 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C13       Master Servicer
  Master and Special Servicer of the SanTan Village loan under the JPM 2013-C14 PSA
  Master Servicer of the Americold Storage loan under the JPM 2013-C12 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C12       Master Servicer
  Master Servicer of the IDS Center loan under the JPM 2013-C13 PSA
  Master Servicer of the Southridge Mall loan under the JPM 2013-C14 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2013-C10       Master Servicer
  Master Servicer of the West County Mall CMBS LLC loan under the JPM 2012-LC9 PSA
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2012-PHH       Master and
                                                                                                                   Special Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2012-LC9       Master Servicer
Certificate Administrator           JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2012-CIBX      Special Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2012-C8        Special Servicer
Certificate Administrator           JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2012-C6        Special Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2011-C5        Master Servicer



(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2007-CIBC20    Master Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2007-CIBC18    Master Servicer
  131 S Dearborn whole loan only
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2007-C1        Primary Servicer
  Gurnee Mill whole loan only
Paying Agent                        JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2006-LDP9      Master Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2006-LDP6      Master Servicer
Trustee                             JP Morgan Chase Commercial Mortgage Securities Corp.     Series 2001-CIBC2     Master Servicer
Trustee                             LB-UBS Commercial Mortgage Trust                         Series 2007-C2        Special Servicer
  State Street whole only
Trustee                             LSTAR Commercial Mortgage Trust                          Series 2011-1         Master Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2007-Canada 23 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2007-Canada 22 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2007-Canada 21 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2006-Canada 20 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2006-Canada 19 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2006-Canada 18 Master Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2006-B         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2006-A         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2005-Canada 17 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2005-Canada 16 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2005-Canada 15 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2004-Canada 14 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Merrill Lynch Financial Assets Inc.                      Series 2004-Canada 12 Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2003-Canada 10 Master Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2002-Canada 8  Master Servicer



(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2002-Canada 7  Master Servicer
Back-up Servicer and Advancin       Merrill Lynch Financial Assets Inc.                      Series 2001-Canada 5  Master Servicer
Certificate Administrator           ML-CFC Commercial Mortgage Trust                         Series 2007-9         Master and
                                                                                                                   Special Servicer
  Farralon whole loan
Trustee                             ML-CFC Commercial Mortgage Trust                         Series 2006-3         Master Servicer

Trustee                             Morgan Stanley Capital I, Inc.                           Series 2013-C9        Master and
                                                                                                                   Special Servicer
Non-Lead Certificate Admin          Morgan Stanley Capital I, Inc.                           Series 2013-C7        Master and
                                                                                                                   Special Servicer
Certificate Administrator           Morgan Stanley Capital I, Inc.                           Series 2013-C12       Special Servicer
  Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA
Trustee                             Morgan Stanley Capital I, Inc.                           Series 2013-C10       Master and
                                                                                                                   Special Servicer
  Master and Special Servicer of the Milford Plaza Fee loan under the MSBAM 2013-C9 PSA
Certificate Administrator           Morgan Stanley Capital I, Inc.                           Series 2012-C6        Special Servicer
Certificate Administrator           Morgan Stanley Capital I, Inc.                           Series 2012-C4        Special Servicer
Certificate Administrator           Morgan Stanley Capital I, Inc.                           Series 2011-C3        Special Servicer
Certificate Administrator           Morgan Stanley Capital I, Inc.                           Series 2011-C1        Special Servicer
Trustee                             Morgan Stanley Capital I, Inc.                           Series 2005-HQ5       Master Servicer
Paying Agent                        Morgan Stanley Capital I, Inc.                           Series 2004-IQ8       Special Servicer
Trustee                             Morgan Stanley Capital I, Inc.                           Series 2003-IQ4       Special Servicer
Back-up Servicer and Reporting      Real Estate Asset Liquidity Trust                        Series 2006-2         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Real Estate Asset Liquidity Trust                        Series 2006-1         Master Servicer
Back-up Servicer and Advancin       Real Estate Asset Liquidity Trust                        Series 2005-2         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Real Estate Asset Liquidity Trust                        Series 2004-1         Master Servicer
Indenture Trustee                   S2 Hospitality LLC                                       Series 2012-LV1       Servicer
Back-up Servicer and Reporting      Schooner Trust                                           Series 2007-7         Master and
                                                                                                                   Special Servicer
Back-up Servicer and Reporting      Schooner Trust                                           Series 2004-CCF1      Master and
                                                                                                                   Special Servicer
Back-up Servicer and Advancin       Schooner Trust                                           Series 2003-CC1       Master Servicer



(page)


Schedule I

Wells Fargo Bank, N.A.
Direct Email:  ctsservicercomplianceteam@wellsfargo.com


Recipient Role                      Deal Name                                                Series Number         Midland Role
Indenture Trustee                   SMA Portfolio                                            Series 2012-LV1       Servicer
Trustee                             Wachovia Bank Commercial Mortgage Trust                  Series 2007-C32       Special Servicer
  17 Battery Place whole loan only
Certificate Administrator           Wells Fargo Commercial Mortgage Securities, Inc.         Series 2010-C1        Special Servicer
Certificate Administrator           WF-RBs Commercial Mortgage Trust                         Series 2013-C18       Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2013-C11       Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2012-C9        Special Servicer
Trustee                             WF-RBS commercial Mortgage Trust                         Series 2012-C6        Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2012-C10       Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2011-C5        Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2011-C4        Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2011-C3        Special Servicer
Certificate Administrator           WF-RBS Commercial Mortgage Trust                         Series 2011-C2        Special Servicer
